October 6, 2004

Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

        Re:     Tech Laboratories, Inc.

Gentlemen:

We have read Item 4 included in the Form 8K dated October 6, 2004 of Tech laboratories, Inc. filed with the Securities and Exchange Commission and agree with such statements.

Very truly yours,


/s/ Charles Birnberg
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Charles Birnberg, CPA